UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                November 29, 2016

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On November 30, 2016, Alan R. Curtis, our Senior Vice President and Chief Financial Officer, will meet with investors at the Jefferies 2016 Energy Conference in Houston, TX. Interested parties may view the handout given to the investors by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on November 29, 2016 after the close of the market.
The definitions and rationale for the use of the non-GAAP terms EBITDA and Free Cash Flow in the Supplemental Financial Information section of the handout and the reconciliations to their most directly comparable GAAP financial measures can be found where the terms first appear.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the meetings and accompanying handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the meetings and handout include statements regarding:

•	our belief we have strong market positions;

•	our belief we have a solid balance sheet and cash flow;

•	our focus on return of capital to our shareholders;

•	our belief that, longer term, deepwater is still critical to reserve replenishment;

•	our belief that we are the leading provider of ROVs to contracted floating rigs;

•
our belief that crude oil prices, floating contracted rig count, subsea tree installations, subsea capital and operating expense spending and subsea tree orders are demand drivers in our ROV business, with the leading driver for deepwater subsea activities being the number of operating drilling rigs;

•	our belief we will provide ROVs and subsea tooling to Heerema Marine Contractors aboard its deepwater construction vessels and semi-submersible crane vessels on a global basis through 2020;

•	our belief that our Subsea Products backlog for manufactured products (as opposed to services and rentals) is highly dependent on the timing of umbilical orders;

•
our belief that the number of subsea tree installations and the growing installed base of subsea completions drive our Subsea Products and our Subsea Projects market opportunities from a development, and from an Inspection, Maintenance and Repair (or "IMR") perspective;

•
our expectation that we will take delivery of our newbuild Jones-Act compliant multi-service support vessel, the Ocean Evolution, late in the second quarter of 2017, and that the vessel will most likely compete in the spot market in the U.S. Gulf of Mexico;

•	our belief that we have augmented our Subsea Projects business with the acquisitions of:

◦	Meridian Ocean Services, which will allow us to further penetrate the underwater inspection in lieu of drydocking market; and

◦	C&C Technologies, now rebranded Oceaneering Survey Services, which includes state-of-the-art autonomous underwater vehicles capable of deep ocean survey mapping and pipeline inspection;

•	our belief that having in-house survey capabilities is complementary to our existing service offerings, and should be very positive in the longer-term for Oceaneering and our customers;

•	our belief that we have financial flexibility to not only operate through the cycle but also invest in Oceaneering's future;

•	our organic Capex estimate range for this year of $110 million to $125 million, including $65 million of maintenance capital, and some uncompleted project Capex carried over from 2015;

•	our belief that our 2017 organic Capex could be lower than our 2016 estimate;

•	our priorities for uses of cash of:

◦	growth via organic Capex and bolt-on acquisitions; and

◦	returning cash to our shareholders through dividends, and, possibly, repurchasing shares;

•	our belief that it is a matter of when, not if, deepwater activity levels begin to recover;

•	our belief that in the near to medium term, there will be an uptick in demand for products and services to extend the producing lives of existing offshore fields and for decommissioning work;

•	our forecast that our major oilfield segments will have lower operating income in the fourth quarter of 2016 than in the third quarter, most notably:

◦	ROVs on fewer working days and lower average revenue per day;

◦
Subsea Products on low single digit margins, primarily from pricing degradation, lower throughput in manufactured products, as well as softer demand and reduced pricing for short-cycle work in our service and rental business;

◦	Subsea Projects with a seasonal decrease in Gulf of Mexico diving activities, and drydocking of the Ocean Patriot; and

◦	Asset Integrity on a seasonal decrease in global demand and competitive pricing for inspection services;

•	our outlook for 2017 of marginal profitability at the operating income level;

•
our belief that Oceaneering is well-positioned to weather this difficult business climate, and that we are a strong company focused on ways to further differentiate ourselves with integrated solutions that offer greater customer value; and

•	our belief that our liquidity and cash generating capability will enable us to maintain market position and be ready for the inevitable market recovery.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in or cancellations of deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	contract modifications or cancellations;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	November 29, 2016	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer